UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07916

AB EQUITY INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.15

ANNUAL REPORT

AB EQUITY INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 12, 2016

Annual Report

This report provides management’s discussion of the performance for AB Equity Income Fund (the “Fund”) for the annual reporting period ended November 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Equity Income Fund to AB Equity Income Fund.

Investment Objectives and Policies

The Fund’s investment objective is current income and long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that AllianceBernstein L.P. (the “Adviser”) determines to be undervalued, using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively-priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities. The Fund may invest in securities of non-US companies, but will limit its investments in any one non-US country to no more than 15% of its net assets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended November 30, 2015.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges, as dividend-paying stocks generally lagged the market’s return; security selection was the primary detractor,

AB EQUITY INCOME FUND •	1

relative to the benchmark. During the 12-month period, stock selection in the consumer discretionary sector was the leading detractor from performance; technology and telecommunications stocks detracted as well. Stock selection in the consumer staples, energy and materials sectors contributed. The positive effect of an overweight position in the consumer discretionary sector was offset by an overweight in utilities.

For the six-month period, security selection in the consumer discretionary sector was the leading detractor from performance; financials and technology holdings detracted as well. Security selection in the consumer staples, energy and industrials sectors contributed. The positive effect of an overweight position in the consumer discretionary sector was offset by an overweight in utilities and an underweight in consumer staples.

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

US equity markets were turbulent over the six- and 12-month periods; the S&P 500 fell 0.21% for the six-month period, but rose 2.75% for the 12-month period. Markets fluctuated worldwide as rekindled fears of patchy global growth, concerns about China and the constant watch for an interest rate hike in the US kept investors on edge. Volatility escalated sharply and stock correlations jumped. The VIX (the Chicago Board Options Exchange Volatility Index), a gauge of US equity-market volatility, spiked 135% in August, a record monthly increase.

The Fund seeks to balance long-term capital appreciation with current income. The US Equity Income Senior Investment Management Team continues to focus the Fund on attractively-valued, dividend-paying companies with robust free cash flows and strong balance sheets, which remain widespread across most industry sectors.

2	• AB EQUITY INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB EQUITY INCOME FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Equity Income Fund*
Class A	-3.04%	-2.08%

Class B†	-3.39%	-2.79%

Class C	-3.40%	-2.77%

Advisor Class‡	-2.90%	-1.80%

Class R‡	-3.22%	-2.42%

Class K‡	-3.09%	-2.14%

Class I‡	-2.89%	-1.80%

Class Z‡	-2.88%	-1.72%

S&P 500 Index	-0.21%	2.75%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2015 by 0.02% and 0.02%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/05 TO 11/30/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Equity Income Fund Class A shares (from 11/30/05 to 11/30/15) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB EQUITY INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.08%	-6.23%
5 Years	11.62%	10.65%
10 Years	8.40%	7.94%

Class B Shares
1 Year	-2.79%	-6.37%
5 Years	10.82%	10.82%
10 Years(a)	7.77%	7.77%

Class C Shares
1 Year	-2.77%	-3.66%
5 Years	10.84%	10.84%
10 Years	7.64%	7.64%

Advisor Class Shares*
1 Year	-1.80%	-1.80%
5 Years	11.96%	11.96%
10 Years	8.73%	8.73%

Class R Shares*
1 Year	-2.42%	-2.42%
5 Years	11.27%	11.27%
10 Years	8.12%	8.12%

Class K Shares*
1 Year	-2.14%	-2.14%
5 Years	11.61%	11.61%
10 Years	8.45%	8.45%

Class I Shares*
1 Year	-1.80%	-1.80%
5 Years	11.95%	11.95%
10 Years	8.79%	8.79%

Class Z Shares*
1 Year	-1.72%	-1.72%
Since Inception†	7.60%	7.60%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.76%, 1.74%, 0.74%, 1.39%, 1.08%, 0.75% and 0.67% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB EQUITY INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.96%
5 Years	8.73%
10 Years	7.55%

Class B Shares
1 Year	-8.26%
5 Years	8.89%
10 Years(a)	7.38%

Class C Shares
1 Year	-5.44%
5 Years	8.91%
10 Years	7.26%

Advisor Class Shares*
1 Year	-3.59%
5 Years	10.02%
10 Years	8.34%

Class R Shares*
1 Year	-4.20%
5 Years	9.34%
10 Years	7.74%

Class K Shares*
1 Year	-3.93%
5 Years	9.66%
10 Years	8.06%

Class I Shares*
1 Year	-3.61%
5 Years	10.01%
10 Years	8.40%

Class Z Shares*
1 Year	-3.53%
Since Inception†	6.00%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB EQUITY INCOME FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$969.60	$5.13	1.04%
Hypothetical**	$1,000	$1,019.85	$5.27	1.04%
Class B
Actual	$1,000	$966.10	$8.72	1.77%
Hypothetical**	$1,000	$1,016.19	$8.95	1.77%
Class C
Actual	$1,000	$966.00	$8.58	1.74%
Hypothetical**	$1,000	$1,016.34	$8.80	1.74%
Advisor Class
Actual	$1,000	$971.00	$3.66	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class R
Actual	$1,000	$967.80	$6.86	1.39%
Hypothetical**	$1,000	$1,018.10	$7.03	1.39%
Class K
Actual	$1,000	$969.10	$5.28	1.07%
Hypothetical**	$1,000	$1,019.70	$5.42	1.07%
Class I
Actual	$1,000	$971.10	$3.66	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class Z
Actual	$1,000	$971.20	$3.21	0.65%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB EQUITY INCOME FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $824.8

TEN LARGEST HOLDINGS†

November 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Altria Group, Inc.	$32,914,944	4.0%
Pfizer, Inc.	29,849,865	3.6
Microsoft Corp.	29,815,323	3.6
Johnson & Johnson	29,355,550	3.6
JPMorgan Chase & Co.	28,561,711	3.5
Wells Fargo & Co.	27,087,711	3.3
LyondellBasell Industries NV – Class A	25,077,052	3.0
Apple, Inc.	23,688,392	2.9
Valero Energy Corp.	21,014,020	2.5
Target Corp.	18,706,450	2.3
	$266,071,018	32.3%

*	All data are as of November 30, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB EQUITY INCOME FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2015

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 20.6%
Banks – 8.6%
Bank of America Corp.	193,710	$3,376,365
Fifth Third Bancorp	579,370	11,975,578
JPMorgan Chase & Co.	428,340	28,561,711
Wells Fargo & Co.	491,610	27,087,711

		71,001,365

Capital Markets – 0.4%
FS Investment Corp.(a)	300,000	2,994,000

Consumer Finance – 0.8%
Capital One Financial Corp.	87,815	6,894,356

Insurance – 8.4%
Allstate Corp. (The)	276,040	17,324,270
American Financial Group, Inc./OH	87,480	6,473,520
First American Financial Corp.	472,060	18,618,047
FNF Group	365,420	13,100,307
MetLife, Inc.	179,390	9,165,035
Old Republic International Corp.	223,000	4,228,080

		68,909,259

Real Estate Investment Trusts (REITs) – 2.4%
Blackstone Mortgage Trust, Inc. – Class A	280,910	8,118,299
Outfront Media, Inc.	33,934	775,392
RLJ Lodging Trust	453,620	11,068,328

		19,962,019

		169,760,999

Information Technology – 17.2%
Communications Equipment – 1.6%
Cisco Systems, Inc.	493,830	13,456,867

IT Services – 3.2%
Accenture PLC – Class A	34,000	3,645,480
Computer Sciences Corp.	198,770	6,227,464
CSRA, Inc.(b)	198,770	6,263,243
Xerox Corp.	989,760	10,441,968

		26,578,155

Semiconductors & Semiconductor Equipment – 4.4%
Applied Materials, Inc.	738,850	13,868,215
Intel Corp.	379,675	13,201,300
Texas Instruments, Inc.	74,770	4,345,632
Xilinx, Inc.	98,780	4,908,378

		36,323,525

Software – 3.6%
Microsoft Corp.	548,580	29,815,323

10	• AB EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 4.4%
Apple, Inc.	200,240	$23,688,392
Hewlett Packard Enterprise Co.(b)	450,130	6,688,932
HP, Inc.	450,130	5,644,630

		36,021,954

		142,195,824

Health Care – 13.4%
Biotechnology – 2.0%
Gilead Sciences, Inc.	155,890	16,518,105

Health Care Providers & Services – 3.2%
Aetna, Inc.	126,320	12,979,380
Anthem, Inc.	41,410	5,399,036
UnitedHealth Group, Inc.	73,620	8,297,710

		26,676,126

Pharmaceuticals – 8.2%
Johnson & Johnson	289,960	29,355,550
Merck & Co., Inc.	154,260	8,177,323
Pfizer, Inc.	910,890	29,849,865

		67,382,738

		110,576,969

Consumer Discretionary – 11.2%
Auto Components – 0.4%
Magna International, Inc. – Class A	81,690	3,711,994

Automobiles – 1.0%
Ford Motor Co.	582,720	8,350,378

Hotels, Restaurants & Leisure – 1.7%
Carnival Corp.	83,890	4,238,961
McDonald’s Corp.	82,980	9,472,997

		13,711,958

Household Durables – 0.4%
Garmin Ltd.(a)	89,590	3,390,982

Leisure Products – 0.6%
Hasbro, Inc.	67,850	4,959,156

Media – 1.4%
Regal Entertainment Group – Class A(a)	631,730	11,844,937

Multiline Retail – 3.3%
Kohl’s Corp.	175,070	8,251,049
Target Corp.	258,020	18,706,450

		26,957,499

Specialty Retail – 2.4%
GameStop Corp. – Class A(a)	290,250	10,167,458
Home Depot, Inc. (The)	70,240	9,403,731

		19,571,189

		92,498,093

AB EQUITY INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 9.5%
Aerospace & Defense – 2.3%
L-3 Communications Holdings, Inc.	58,340	$7,141,399
Lockheed Martin Corp.	52,020	11,400,703

		18,542,102

Airlines – 1.8%
Delta Air Lines, Inc.	215,020	9,989,829
JetBlue Airways Corp.(b)	194,490	4,811,683

		14,801,512

Commercial Services & Supplies – 0.7%
RR Donnelley & Sons Co.	246,320	3,963,289
Waste Management, Inc.	35,000	1,881,950

		5,845,239

Electrical Equipment – 2.1%
Eaton Corp. PLC	292,780	17,028,085

Industrial Conglomerates – 1.7%
3M Co.	89,500	14,013,910

Machinery – 0.9%
Illinois Tool Works, Inc.	82,070	7,712,938

		77,943,786

Consumer Staples – 8.4%
Beverages – 1.0%
Dr Pepper Snapple Group, Inc.	94,440	8,475,990

Household Products – 1.7%
Clorox Co. (The)	113,780	14,142,854

Tobacco – 5.7%
Altria Group, Inc.	571,440	32,914,944
Philip Morris International, Inc.	133,000	11,622,870
Universal Corp./VA(a)	41,500	2,346,410

		46,884,224

		69,503,068

Materials – 5.8%
Chemicals – 5.8%
CF Industries Holdings, Inc.	334,490	15,433,369
Dow Chemical Co. (The)	82,880	4,320,534
LyondellBasell Industries NV – Class A	261,710	25,077,052
Scotts Miracle-Gro Co. (The) – Class A	39,500	2,756,705

		47,587,660

Energy – 4.5%
Oil, Gas & Consumable Fuels – 4.5%
Exxon Mobil Corp.	58,560	4,782,010
HollyFrontier Corp.	105,410	5,068,113
Marathon Petroleum Corp.	108,450	6,334,564
Valero Energy Corp.	292,430	21,014,020

		37,198,707

12	• AB EQUITY INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 4.2%
Electric Utilities – 2.6%
PPL Corp.	384,980	$13,104,719
Westar Energy, Inc.	202,420	8,639,286

		21,744,005

Multi-Utilities – 1.6%
PG&E Corp.	87,000	4,587,510
Public Service Enterprise Group, Inc.	215,540	8,427,614

		13,015,124

		34,759,129

Telecommunication Services – 3.6%
Diversified Telecommunication Services – 2.2%
Frontier Communications Corp.(a)	2,003,620	9,998,064
Verizon Communications, Inc.	184,500	8,385,525

		18,383,589

Wireless Telecommunication Services – 1.4%
Vodafone Group PLC (Sponsored ADR)	338,629	11,364,389

		29,747,978

Total Common Stocks (cost $740,375,052)		811,772,213

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $740,375,052)		811,772,213

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.3%
Investment Companies – 4.3%
AB Exchange Reserves – Class I, 0.15%(c)(d) (cost $35,156,943)	35,156,943	35,156,943

Total Investments – 102.7% (cost $775,531,995)		846,929,156
Other assets less liabilities – (2.7)%		(22,103,169)

Net Assets – 100.0%		$824,825,987

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

AB EQUITY INCOME FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2015

Assets
Investments in securities, at value
Unaffiliated issuers (cost $740,375,052)	$811,772,213	(a)
Affiliated issuers (cost $35,156,943 – investment of cash collateral for securities loaned)	35,156,943
Receivable for investment securities sold	12,584,423
Dividends and interest receivable	3,082,177
Receivable for capital stock sold	770,075

Total assets	863,365,831

Liabilities
Due to custodian	918,759
Payable for collateral received on securities loaned	35,156,943
Payable for capital stock redeemed	1,649,551
Advisory fee payable	365,549
Distribution fee payable	219,589
Transfer Agent fee payable	27,653
Administrative fee payable	4,965
Accrued expenses	196,835

Total liabilities	38,539,844

Net Assets	$824,825,987

Composition of Net Assets
Capital stock, at par	$31,883
Additional paid-in capital	737,513,539
Undistributed net investment income	7,370,906
Accumulated net realized gain on investment and foreign currency transactions	8,512,498
Net unrealized appreciation on investments	71,397,161

	$824,825,987

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$387,270,435	14,974,993	$25.86	*

B	$4,232,666	165,951	$25.51

C	$142,955,544	5,600,114	$25.53

Advisor	$263,259,133	10,090,178	$26.09

R	$16,881,507	656,069	$25.73

K	$5,281,662	204,283	$25.85

I	$2,984,112	115,539	$25.83

Z	$1,960,928	75,939	$25.82

(a)	Includes securities on loan with a value of $33,936,761 (see Note E).

*	The maximum offering price per share for Class A shares was $27.01 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• AB EQUITY INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2015

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $175,721)	$36,876,707
Affiliated issuers	31,058
Securities lending income	629,195	$37,536,960

Expenses
Advisory fee (see Note B)	5,054,569
Distribution fee—Class A	1,319,437
Distribution fee—Class B	61,575
Distribution fee—Class C	1,453,614
Distribution fee—Class R	86,300
Distribution fee—Class K	15,095
Transfer agency—Class A	486,343
Transfer agency—Class B	8,129
Transfer agency—Class C	163,649
Transfer agency—Advisor Class	329,926
Transfer agency—Class R	44,876
Transfer agency—Class K	12,076
Transfer agency—Class I	4,626
Transfer agency—Class Z	311
Custodian	192,283
Registration fees	125,849
Printing	95,327
Audit and tax	65,394
Administrative	46,998
Legal	40,915
Directors’ fees	21,152
Miscellaneous	50,382

Total expenses		9,678,826

Net investment income		27,858,134

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		16,980,588
Foreign currency transactions		(4,276)
Net change in unrealized appreciation/depreciation of:
Investments		(65,795,012)
Foreign currency denominated assets and liabilities		843

Net loss on investment and foreign currency transactions		(48,817,857)

Net Decrease in Net Assets from Operations		$(20,959,723)

See notes to financial statements.

AB EQUITY INCOME FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2015	Year Ended November 30, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$27,858,134	$34,038,346
Net realized gain on investment transactions	16,976,312	54,433,163
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(65,794,169)	17,383,217

Net increase (decrease) in net assets from operations	(20,959,723)	105,854,726
Dividends and Distributions to Shareholders from
Net investment income
Class A	(13,908,420)	(16,619,260)
Class B	(163,263)	(307,986)
Class C	(3,525,974)	(4,262,079)
Advisor Class	(10,278,393)	(10,835,237)
Class R	(482,688)	(627,442)
Class K	(198,371)	(245,869)
Class I	(199,251)	(356,387)
Class Z	(48,611)	(5,952)
Net realized gain on investment transactions
Class A	(26,528,321)	(32,098,624)
Class B	(484,463)	(787,805)
Class C	(8,347,660)	(9,780,930)
Advisor Class	(17,984,227)	(17,699,045)
Class R	(1,056,784)	(1,339,343)
Class K	(439,367)	(498,534)
Class I	(586,592)	(577,598)
Class Z	(73,545)	(781)
Capital Stock Transactions
Net increase (decrease)	(34,848,954)	113,058,796

Total increase (decrease)	(140,114,607)	122,870,650
Net Assets
Beginning of period	964,940,594	842,069,944

End of period (including undistributed net investment income of $7,370,906 and $8,322,019, respectively)	$824,825,987	$964,940,594

See notes to financial statements.

16	• AB EQUITY INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2015

NOTE A

Significant Accounting Policies

AB Equity Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Equity Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB EQUITY INCOME FUND •	17

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

18	• AB EQUITY INCOME FUND

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB EQUITY INCOME FUND •	19

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$811,772,213		$	– 0	–	$	– 0	–	$811,772,213
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	35,156,943			– 0	–		– 0	–	35,156,943

Total Investments in Securities	846,929,156			– 0	–		– 0	–	846,929,156
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$846,929,156		$	– 0	–	$	– 0	–	$846,929,156

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

20	• AB EQUITY INCOME FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

AB EQUITY INCOME FUND •	21

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20%, .95% and .95% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Expense Caps”). For the year ended November 30, 2015, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2015, the reimbursement for such services amounted to $46,998.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $288,107 for the year ended November 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $49,752 from the

22	• AB EQUITY INCOME FUND

Notes to Financial Statements

sale of Class A shares and received $9,919, $1,203 and $14,104 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)			Dividend Income (000)
$13,479	$364,752	$378,231	$	– 0	–	$4

Brokerage commissions paid on investment transactions for the year ended November 30, 2015 amounted to $1,206,508, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,765,159, $3,033,363, $217,341 and $154,625 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB EQUITY INCOME FUND •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2015, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,058,810,712		$1,149,737,346
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$784,265,738

Gross unrealized appreciation	$99,093,643
Gross unrealized depreciation	(36,430,225)

Net unrealized appreciation	$62,663,418

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by

24	• AB EQUITY INCOME FUND

Notes to Financial Statements

cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2015, the Fund had securities on loan with a value of $33,936,761 and had received cash collateral which has been invested into AB Exchange Reserves of $35,156,943. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $629,195 and $27,352 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2015 is as follows:

Market Value November 30, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2015 (000)
$29,859	$306,627	$301,329	$35,157

AB EQUITY INCOME FUND •	25

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class A
Shares sold	2,805,502	3,984,872	$74,217,872	$110,106,824

Shares issued in reinvestment of dividends and distributions	1,254,401	1,541,850	33,241,498	41,055,226

Shares converted from Class B	126,981	109,524	3,369,871	3,023,601

Shares redeemed	(5,133,657)	(4,628,171)	(133,780,851)	(127,144,070)

Net increase (decrease)	(946,773)	1,008,075	$(22,951,610)	$27,041,581

Class B
Shares sold	18,971	41,883	$501,164	$1,124,008

Shares issued in reinvestment of dividends and distributions	22,788	38,027	598,245	998,809

Shares converted to Class A	(128,709)	(110,957)	(3,369,871)	(3,023,601)

Shares redeemed	(43,943)	(52,047)	(1,157,336)	(1,408,610)

Net decrease	(130,893)	(83,094)	$(3,427,798)	$(2,309,394)

Class C
Shares sold	1,381,086	971,430	$36,158,043	$26,385,039

Shares issued in reinvestment of dividends and distributions	392,434	466,768	10,298,175	12,293,497

Shares redeemed	(1,148,044)	(1,009,591)	(29,797,547)	(27,389,426)

Net increase	625,476	428,607	$16,658,671	$11,289,110

Advisor Class
Shares sold	3,379,669	4,461,361	$89,990,687	$123,515,590

Shares issued in reinvestment of dividends and distributions	935,002	931,060	24,966,355	25,023,475

Shares redeemed	(5,023,548)	(2,807,831)	(133,093,239)	(77,782,411)

Net increase (decrease)	(708,877)	2,584,590	$(18,136,197)	$70,756,654

26	• AB EQUITY INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2015	Year Ended November 30, 2014

Class R
Shares sold	137,171	131,521	$3,578,846	$3,605,589

Shares issued in reinvestment of dividends and distributions	58,258	74,078	1,538,371	1,965,098

Shares redeemed	(189,450)	(178,608)	(5,010,349)	(4,858,656)

Net increase	5,979	26,991	$106,868	$712,031

Class K
Shares sold	63,541	114,272	$1,670,622	$3,165,656

Shares issued in reinvestment of dividends and distributions	24,050	27,954	637,731	744,393

Shares redeemed	(153,395)	(103,896)	(4,078,779)	(2,800,404)

Net increase (decrease)	(65,804)	38,330	$(1,770,426)	$1,109,645

Class I
Shares sold	51,472	141,732	$1,349,572	$3,938,576

Shares issued in reinvestment of dividends and distributions	29,536	35,027	784,009	933,984

Shares redeemed	(315,495)	(59,675)	(8,303,812)	(1,643,957)

Net increase (decrease)	(234,487)	117,084	$(6,170,231)	$3,228,603

Class Z
Shares sold	46,505	45,153	$1,223,375	$1,268,099

Shares issued in reinvestment of dividends and distributions	4,610	195	121,257	5,521

Shares redeemed	(19,347)	(1,541)	(502,863)	(43,054)

Net increase	31,768	43,807	$841,769	$1,230,566

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

AB EQUITY INCOME FUND •	27

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$28,804,971	$50,126,831
Net long-term capital gains	$55,500,959	$45,916,041

Total taxable distributions paid	$84,305,930	$96,042,872

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,370,905
Undistributed net capital gain	17,246,241
Unrealized appreciation/(depreciation)	62,663,418	(a)

Total accumulated earnings/(deficit)	$87,280,564

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

28	• AB EQUITY INCOME FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB EQUITY INCOME FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 28.95	$ 28.89	$ 23.66	$ 21.41	$ 20.17

Income From Investment Operations
Net investment income(a)	.80	1.07	.79	.57	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.38)	2.21	5.45	2.49	1.19

Net increase (decrease) in net asset value from operations	(.58)	3.28	6.24	3.06	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.85)	(1.08)	(.64)	(.55)	(.35)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.51)	(3.22)	(1.01)	(.81)	(.35)

Net asset value, end of period	$ 25.86	$ 28.95	$ 28.89	$ 23.66	$ 21.41

Total Return
Total investment return based on net asset value(b)	(2.08)%*	12.59%	27.17%	14.55%*	7.88	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387,270	$460,986	$430,873	$270,250	$193,393
Ratio to average net assets of:
Expenses	1.03%	1.04%	1.07%	1.12%	1.23%
Net investment income	3.05%	3.90%	3.04%	2.49%	1.84%
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

30	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 28.56	$ 28.53	$ 23.37	$ 21.14	$ 19.91

Income From Investment Operations
Net investment income(a)	.61	.87	.58	.40	.22	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.37)	2.16	5.40	2.47	1.19

Net increase (decrease) in net asset value from operations	(.76)	3.03	5.98	2.87	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.63)	(.86)	(.45)	(.38)	(.18)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.29)	(3.00)	(.82)	(.64)	(.18)

Net asset value, end of period	$ 25.51	$ 28.56	$ 28.53	$ 23.37	$ 21.14

Total Return
Total investment return based on net asset value(b)	(2.79)%*	11.79%	26.27%	13.77%*	7.08	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,233	$8,477	$10,839	$11,069	$11,848
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.76%	1.79%	1.86%	1.95%
Expenses, before waivers/reimbursements	1.75%	1.76%	1.79%	1.86%	1.99%
Net investment income	2.33%	3.20%	2.29%	1.74%	1.02	%(c)
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

AB EQUITY INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 28.61	$ 28.59	$ 23.43	$ 21.22	$ 20.00

Income From Investment Operations
Net investment income(a)	.61	.87	.61	.41	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.37)	2.18	5.39	2.46	1.18

Net increase (decrease) in net asset value from operations	(.76)	3.05	6.00	2.87	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.66)	(.89)	(.47)	(.40)	(.20)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.32)	(3.03)	(.84)	(.66)	(.20)

Net asset value, end of period	$ 25.53	$ 28.61	$ 28.59	$ 23.43	$ 21.22

Total Return
Total investment return based on net asset value(b)	(2.77)%*	11.80%	26.32%	13.75%*	7.10	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$142,956	$142,313	$129,955	$72,689	$47,476
Ratio to average net assets of:
Expenses	1.73%	1.74%	1.78%	1.83%	1.94%
Net investment income	2.36%	3.20%	2.33%	1.78%	1.12%
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

32	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 29.19	$ 29.10	$ 23.82	$ 21.54	$ 20.29

Income From Investment Operations
Net investment income(a)	.89	1.14	.87	.65	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.40)	2.25	5.50	2.51	1.14

Net increase (decrease) in net asset value from operations	(.51)	3.39	6.37	3.16	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.93)	(1.16)	(.72)	(.62)	(.41)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.59)	(3.30)	(1.09)	(.88)	(.41)

Net asset value, end of period	$ 26.09	$ 29.19	$ 29.10	$ 23.82	$ 21.54

Total Return
Total investment return based on net asset value(b)	(1.80)%*	12.94%	27.57%	14.93%*	8.19	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$263,259	$315,216	$239,047	$152,062	$86,905
Ratio to average net assets of:
Expenses	.73%	.74%	.77%	.82%	.91%
Net investment income	3.36%	4.12%	3.32%	2.80%	2.49%
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

AB EQUITY INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 28.81	$ 28.77	$ 23.58	$ 21.34	$ 20.10

Income From Investment Operations
Net investment income(a)	.72	.98	.70	.51	.36	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.39)	2.18	5.42	2.47	1.18

Net increase (decrease) in net asset value from operations	(.67)	3.16	6.12	2.98	1.54

Less: Dividends and Distributions
Dividends from net investment income	(.75)	(.98)	(.56)	(.48)	(.30)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.41)	(3.12)	(.93)	(.74)	(.30)

Net asset value, end of period	$ 25.73	$ 28.81	$ 28.77	$ 23.58	$ 21.34

Total Return
Total investment return based on net asset value(b)	(2.42)%*	12.19%	26.73%	14.22%*	7.65	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,881	$18,732	$17,928	$12,193	$6,122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.38%	1.39%	1.40%	1.43%	1.45%
Expenses, before waivers/reimbursements	1.38%	1.39%	1.40%	1.43%	1.54%
Net investment income	2.73%	3.57%	2.68%	2.21%	1.66	%(c)
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

34	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 28.94	$ 28.88	$ 23.66	$ 21.40	$ 20.15

Income From Investment Operations
Net investment income(a)	.81	1.07	.79	.59	.35	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.41)	2.20	5.44	2.48	1.24

Net increase (decrease) in net asset value from operations	(.60)	3.27	6.23	3.07	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.83)	(1.07)	(.64)	(.55)	(.34)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.49)	(3.21)	(1.01)	(.81)	(.34)

Net asset value, end of period	$ 25.85	$ 28.94	$ 28.88	$ 23.66	$ 21.40

Total Return
Total investment return based on net asset value(b)	(2.14)%*	12.55%	27.13%	14.61%*	7.89	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,282	$7,817	$6,693	$5,704	$2,837
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%	1.08%	1.09%	1.12%	1.20%
Expenses, before waivers/reimbursements	1.07%	1.08%	1.09%	1.12%	1.24%
Net investment income	3.06%	3.87%	3.03%	2.55%	1.77	%(c)
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

AB EQUITY INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 28.92	$ 28.87	$ 23.65	$ 21.39	$ 20.16

Income From Investment Operations
Net investment income(a)	.91	1.13	.87	.74	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.42)	2.22	5.44	2.40	1.34

Net increase (decrease) in net asset value from operations	(.51)	3.35	6.31	3.14	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.92)	(1.16)	(.72)	(.62)	(.42)
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	(.37)	(.26)	– 0	–

Total dividends and distributions	(2.58)	(3.30)	(1.09)	(.88)	(.42)

Net asset value, end of period	$ 25.83	$ 28.92	$ 28.87	$ 23.65	$ 21.39

Total Return
Total investment return based on net asset value(b)	(1.80)%*	12.91%	27.56%	14.96%*	8.17	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,984	$10,123	$6,724	$4,884	$65
Ratio to average net assets of:
Expenses	.74%	.75%	.76%	.78%	.92%
Net investment income	3.40%	4.11%	3.35%	3.09%	1.80%
Portfolio turnover rate	117%	101%	81%	42%	57%

See footnote summary on page 37.

36	• AB EQUITY INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended November 30,		October 15, 2013(d) to November 30, 2013
	2015	2014

Net asset value, beginning of period	$ 28.92	$ 28.87	$ 27.44

Income From Investment Operations
Net investment income(a)	.89	.99	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.38)	2.39	1.24

Net increase (decrease) in net asset value from operations	(.49)	3.38	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.95)	(1.19)	– 0	–
Distributions from net realized gain on investment transactions	(1.66)	(2.14)	– 0	–

Total dividends and distributions	(2.61)	(3.33)	– 0	–

Net asset value, end of period	$ 25.82	$ 28.92	$ 28.87

Total Return
Total investment return based on net asset value(b)	(1.72)%*	13.01%	5.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,961	$1,277	$11
Ratio to average net assets of:
Expenses	.64%	.67%	.67	%^
Net investment income	3.44%	3.61%	5.10	%^
Portfolio turnover rate	117%	101%	81%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2015, November 30, 2012 and November 30, 2011 by 0.02%, 0.09% and 0.28%, respectively.

^	Annualized.

See notes to financial statements.

AB EQUITY INCOME FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Equity Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Equity Income Fund, Inc. (the “Fund”) (formerly AllianceBernstein Equity Income Fund, Inc.) as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Equity Income Fund, Inc. at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 27, 2016

38	• AB EQUITY INCOME FUND

Report of Independent Registered Public Accounting Firm

2015 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2015. For corporate shareholders, 75.47% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2015, the Fund designates $26,124,132 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB EQUITY INCOME FUND •	39

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President Gregory L. Powell(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Equity Income Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• AB EQUITY INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI, and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

AB EQUITY INCOME FUND •	41

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating and leadership and venture capital investment experience, including five interim or full-time CEO roles and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He is Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 73 (1993)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

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Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of the Merger Fund (registered investment company) since prior to 2011 until 2013. He served as a director of Prospect Acquisition Corp (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011.

William H. Foulk, Jr., # 83 (1993)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

AB EQUITY INCOME FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was the Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	110

Nancy P. Jacklin, # 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance & Nominating Committees of the AB Funds since August 2014.	110	None

44	• AB EQUITY INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, # 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

AB EQUITY INCOME FUND •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Gregory L. Powell 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Stephen M. Woetzel 44	Controller	Vice President of ABIS**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB EQUITY INCOME FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Equity Income Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	It should be noted that the information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	Effective September 1, 2010, the Fund changed its name from AB Utility Income Fund, Inc. to AB Equity Income Fund, Inc., eliminated its policy to invest at least 80% of its assets in companies in the utilities industry, and adopted its current investment strategy. In connection with the change in investment strategy, the Fund’s Fund management team was changed.

48	• AB EQUITY INCOME FUND

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Category	Advisory Fee	Net Assets 3/31/15 ($MIL)
Equity Income Fund, Inc.	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$957.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,599 (0.006% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ written notice prior to the Fund’s prospectus update. All of the Fund’s share classes were operating below their expense caps for the most recently completed fiscal year. Accordingly, the

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB EQUITY INCOME FUND •	49

expense limitation undertakings for those share classes were of no effect. Also, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Equity Income Fund, Inc.	Advisor	0.95%	0.74%	November 30
	Class A	1.25%	1.04%
	Class B	1.95%	1.76%
	Class C	1.95%	1.74%
	Class R	1.45%	1.39%
	Class K	1.20%	1.08%
	Class I	0.95%	0.75%
	Class Z	0.95%	0.67%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

50	• AB EQUITY INCOME FUND

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets.7

Fund	Net Assets 3/31/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Equity Income Fund, Inc.	$957.6	U.S. Equity Income 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.280%	0.550%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Fund’s contractual management

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

AB EQUITY INCOME FUND •	51

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)9 and the Fund’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Equity Income Fund, Inc.	0.550	0.700	2/15

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Equity Income Fund, Inc.	1.039	1.136	3/15	1.150	17/63

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

12	Most recently completed fiscal year Class A share total expense ratio.

52	• AB EQUITY INCOME FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

AB EQUITY INCOME FUND •	53

During the Fund’s most recently completed fiscal year, ABI received from the Fund $50,255, $2,846,524 and $32,958 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.13

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $304,232 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and

13	Effective March 1, 2016, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

54	• AB EQUITY INCOME FUND

business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB EQUITY INCOME FUND •	55

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings17 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2015.19,20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Equity Income Fund, Inc.[21]
1 year	12.55	11.19	11.17	4/15	26/77
3 year	14.87	14.83	14.81	6/12	27/58
5 year	15.96	13.90	13.94	1/11	2/46
10 year	10.02	7.41	8.03	1/7	1/34

17	The performance returns and rankings of the Fund are for the Fund’s Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.

20	The Fund’s Lipper classification changed in 2010 from Utility Funds to Equity Income Funds as are result of changes to the Fund’s strategy.

21	The Fund’s Lipper classification changed in 2010 from Utility Funds to Equity Income Funds as are result of changes to the Fund’s strategy. Consequently, for the 5 and 10 year periods, the Fund’s performance is being compared to funds that did not have the same Lipper investment category/objective during the entirety of those periods.

56	• AB EQUITY INCOME FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2015 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Equity Income Fund, Inc.[20],[25]	12.55	14.87	15.96	10.02	9.56	11.55	1.33	5
S&P 500 Index	15.51	18.00	16.18	7.99	9.36	12.96	1.21	5
Inception Date: October 18, 1993

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

25	Prior to September 1, 2010, the Fund’s benchmark was the S&P 500 Utility Index.

AB EQUITY INCOME FUND •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

58	• AB EQUITY INCOME FUND

AB Family of Funds

NOTES

AB EQUITY INCOME FUND •	59

NOTES

60	• AB EQUITY INCOME FUND

AB EQUITY INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

EI-0151-1115

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm, Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Equity Income Fund	2014	$36,325	$—	$24,899
	2015	$37,426	$—	$27,692

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Equity Income Fund	2014	$431,504	$24,899
			$—
			$(24,899)
	2015	$442,937	$27,692
			$—
			$(27,692)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Equity Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 20, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 20, 2016